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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               December 23, 1998
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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                       BUILDING ONE SERVICES CORPORATION
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              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

        DELAWARE                   000-23421                 52-2054952
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 (STATE OR JURISDICTION      (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
    OF INCORPORATION)                                  IDENTIFICATION NUMBER)

       800 CONNECTICUT AVENUE, N.W., SUITE 1111, WASHINGTON, D.C. 20006
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (202) 261-6000
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             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

On December 23, 1998, the Registrant signed a definitive Agreement and Plan of Merger (the "Merger Agreement") with Boss Investments LLC ("BOSS"), an affiliate of Apollo Management, L.P. ("Apollo"), pursuant to which a subsidiary of BOSS will merge with and into the Registrant, subject to various conditions. The Merger Agreement is attached hereto as Exhibit 2.1.

As part of the merger, it is expected that certain members of the Registrant's management team will execute a Stockholders' Agreement, a form of which is included as Exhibit 5.8 to the Merger Agreement. In addition, as part of the merger, BOSS will, among other things, invest $200 million in Convertible Preferred Stock, the terms of which are described in Exhibit 1.4(a) to the Merger Agreement, and will render advisory services to the Registrant pursuant to the Advisory Agreement set forth in Exhibit 10.1 herein.

On December 23, 1998, the Registrant also issued a press release announcing the transaction. The Registrant hereby incorporates by reference into this Item 5 the press release, attached hereto as Exhibit 99.1. The press release should be read in conjunction with the Exhibits attached hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (c)  Exhibits

 2.1 Agreement and Plan of Merger, dated as of December 23, 1998, between BOSS Investment LLC and Building One Services Corporation, including
      Exhibit 5.8 and Exhibit 1.4(a) thereto.

10.1 Advisory Agreement, dated December 23, 1998, between Building One Services Corporation and Apollo Management, L.P.

99.1  Press Release, dated December 23, 1998.


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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONSOLIDATION CAPITAL CORPORATION


Dated:  December 23, 1998              By:  /s/ F. Traynor Beck
                                          ----------------------------------
                                          F. Traynor Beck
                                          Executive Vice President, General
                                            Counsel and Secretary



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                                 EXHIBIT INDEX

  Exhibit

   2.1 Agreement and Plan of Merger dated as of December 23, 1998 between Boss Investment LLC and Building One Services Corporation

  10.1 Advisory Agreement, dated December 23, 1998, between Building One Services Corporation and Apollo Management, L.P.

  99.1      Press Release